EX99.23(d)(1)(i)
                           MANAGEMENT AGREEMENT

                                 between

                           JONES & BABSON, INC.

                                   and

                        BUFFALO BALANCED FUND, INC.


THIS AGREEMENT, made and entered into this 12th day of August, 1994, by and between BUFFALO BALANCED FUND, INC. (a Maryland corporation, hereinafter referred to as the "Fund") JONES & BABSON, INC., a corporation organized under the laws of the State of Missouri (hereinafter referred to as the "Manager"), and which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

WHEREAS the Fund was founded and incorporated by the Manager for the purpose of engaging in the business of investing and reinvesting its property and assets and to operate as an open-end, diversified, management investment company, as defined in the Investment Company Act of 1940, as amended ("Act"), under which it is registered with the Securities and Exchange Commission, and

WHEREAS the Manager was formed for and is engaged in the business of supplying investment advice and management service to the Fund, as an independent contractor, and

WHEREAS the Fund Manager desires to enter into a contractual arrangement whereby the Manager provides investment advice and management service to the Fund for a fee,

NOW THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, receipt of which is hereby acknowledged, it is mutually agreed and contracted by and between the parties hereto that:

1.	The Fund hereby employs the Manager, for the period set
forth in Paragraph 5 hereof, and on the terms set forth herein, to render investment advice and management service to the Fund, subject to the supervision and direction of the Board of Directors of the Fund. The Manager hereby accepts such employment and agrees, during such period, to render the services and assume the obligations herein set forth, for the compensation herein provided. The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, except as provided in the Underwriting Agreement between the Manager and the Fund or unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any other way be deemed an agent of the Fund.


	The Manager shall furnish the Fund investment management and administrative services. Investment management shall include analysis, research and portfolio recommendations consistent with the Fund's objectives and policies. Administrative services shall include the services and compensation of such members of the Manager's organization as shall be duly elected officers and/or Directors of the Fund and such other personnel as shall be necessary to carry out its normal operations; fees of the independent Directors, the custodian, the independent public accountant and legal counsel (but not legal and audit fees and other costs in contemplation of or arising out of litigation or administrative actions to which the Fund, its officers or Directors are a party or incurred in anticipation of becoming a party); rent; the cost of a transfer and dividend disbursing agent or similar in-house services; bookkeeping; accounting; and all other clerical and administrative functions as may be reasonable and necessary to maintain the Fund's records and for it to operate as an open-end management investment company. Exclusive of the management fee, the Fund shall bear the cost of any interest, taxes, dues, fees and other charges of governments and their agencies, including the cost of qualifying the Fund's shares for sale in any jurisdiction, brokerage commissions or any other expenses incurred by it which are not assumed herein by the Manager.

	All property, equipment and information used by the Manager in the management and administration of the Fund shall belong to the Manager. Should the management and administrative relationship between the Fund and the Manager terminate, the Fund shall be entitled to, and the Manager shall provide the Fund, a copy of all information and records in the Manager's file necessary for the Fund to continue its functions, which shall include computer systems and programs in use as of the date of such termination; but nothing herein shall prohibit thereafter the use of such information, systems or programs by the Manager, so long as such does not unfairly interfere with the continued operation of the Fund.

2.	As compensation for the services to be rendered to the Fund
by the Manager under the provisions of this Agreement, the Fund agrees to pay semimonthly to the Manager an annual fee based on the average total net assets of the Fund computed daily in accordance with its Certificate of Incorporation and By-Laws as follows:

a.	one percent (1%) of the average total net assets of
the Fund.

b.	Should the Fund's normal operating expenses
exclusive of taxes, interest, brokerage commission and extraordinary costs exceed limits established by any law, rule or regulation of any jurisdiction in which the Fund's shares are registered for sale, the Manager shall reimburse the Fund in the amount of the excess.


3.	It is understood and agreed that the services to be rendered by the Manager to the Fund under the provisions of the Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

4.	It is understood and agreed that the Directors, officers,
agents, employees and shareholders of the Fund may be interested in the Manager as owners, employees, agents or otherwise, and that owners, employees and agents of the Manager may be interested in the Fund as shareholders or otherwise. It is understood and agreed that shareholders, officers, Directors and other personnel of the Manager are and may continue to be officers and Directors of the Fund, but that they receive no remuneration from the Fund solely for acting in those capacities.

5.	This Agreement shall become effective pursuant to its
approval by the Fund's Board of Directors and by the vote of a majority of the outstanding shares of the Fund as prescribed by the Act. It shall remain in force through the 31st day of October, 1996, and thereafter may be renewed for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding shares of the Fund as prescribed by the Act, and only if the terms and the renewal of this Agreement have been approved by a vote of a majority of the Directors of the Fund including a majority of the Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of outstanding shares of the Fund as prescribed by the Act and by vote of a majority of the Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Directors of the Fund to request and evaluate, and the duty of the Manager to furnish, such information as may reasonably be necessary to evaluate the terms of this Agreement and any amendment thereto. This Agreement may be terminated at any time, without the payment of any penalty, by the Directors of the Fund, or by the vote of a majority of the outstanding voting shares of the Fund as prescribed by the Act on not more than sixty days written notice to the Manager, and it may be terminated by the Manager upon not less than sixty days written notice to the Fund. It shall terminate automatically in the event of its assignment by either party unless the parties hereby, by agreement, obtain an exemption from the Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph. Any notice, request or instruction provided for herein, or for the giving of which, the occasion may arise hereunder, shall be deemed duly given, if in writing and mailed by registered mail, postage prepaid, addressed to the regular executive office of the Fund or the Manager, as the case may be. As used in this Agreement, the terms
"assignment", "a majority of the outstanding voting shares" and "interested persons" shall have the same meaning as similar terms contained in the Act.

6.	It is specifically provided in this Agreement that the
Manager is to secure the services of KORNIZTER CAPTIAL MANAGEMENT, INC. of Shawnee Mission, Kansas (at the sole expense of the Manager), as its Investment Counsel to furnish advice and recommendations with respect to the purchase and sale of securities and the making of portfolio commitments; to place at the disposal of the Manager such statistical information as may reasonably be required and in general to superintend the investments of the Fund, subject to the control and approval of the Board of Directors of the Manager and the Board of Directors of the Fund.

7.	As a condition of this agreement, the Manager will provide
in its investment counsel agreement with KORNITZER CAPTIAL MANAGEMENT, INC. for the right of the Fund to use the name "Buffalo" as part of its name, so long as KORNITZER CAPTIAL MANAGEMENT, INC., or any successor in interest, continues as an investment counsel to the Manager. However, nothing herein shall prohibit the right of Mr. Kornitzer, or KORNIZER CAPITAL MANAGEMENT, INC. from granting to another investment company with KORNITZER CAPITAL MANAGEMENT, INC. as its investment counsel, and which has investment objectives and policies different from those of the Fund, to use in its name the name "Buffalo". Should the Fund terminate KORNITZER CAPITAL MANAGEMENT, INC. or its successor as its investment counsel, either JONES & BABSON, INC. or KORNITZER CAPITAL MANAGEMENT, INC. or their respective successors in interest, may elect to notify the Fund in writing that permission to use the name "Buffalo" has been withdrawn, whereupon the Fund, its officers, directors and shareholders, expressly agree to take all necessary corporate action and to proceed expeditiously to change the name of the Fund and not use any other name or take any other action which would indicate the Fund's continued association with KORNITZER CAPITAL MANAGEMENT, INC. or Mr. Kornitzer. If the use of the name "Buffalo" is so withdrawn as aforesaid, the Fund, its officers, directors and shareholders, understand and agree that there shall be no limitation with respect to the future use of the name "Buffalo" by KORNITZER CAPITAL MANAGEMENT, INC. or its successor in interest, or with the permission of KORNITZER CAPITAL MANAGEMENT, INC., or its successor, by JONES & BABSON, INC. or its successor.

8.	The agreement between JONES & BABSON, INC. and KORNITZER
CAPITAL MANAGEMENT, INC. also shall provide that, although it is not anticipated, there may occur some unforeseen reason which would prohibit KORNITZER CAPITAL MANAGEMENT, INC., as a matter of reasonable business necessity, continuing as an investment counsel to JONES & BABSON, INC. Should such circumstances occur, KORNITZER CAPITAL MANAGEMENT, INC., or its successor may elect to terminate its services, even though the


Fund would want to continue to use the name "Buffalo" and continue JONES & BABSON, INC., or its successor, as manager.

Upon receipt of such written notice, the Fund, its officers, directors and shareholders, agree to take all necessary cooperate action and proceed expeditiously to change the name of the Fund not later than one year after the effective date of the termination notice, and not use any other name or take any other action which would indicate the Fund's continued association with KORNITZER CAPITAL MANAGEMENT, INC., Mr. Kornitzer or JONES & BABSON, INC.

9.	It is further agreed that the provisions of Paragraphs 7 and
8 shall inure to the benefit of KORNIZTER CAPITAL MANAGEMENT, INC. and may be imposed by it or any successor in interest as if it or such successor in interest were parties to this Agreement.

10.	The Manager shall not be liable for any error in judgment or mistake at law for any loss suffered by the Fund in connection with any matters to which this Agreement relates, except that nothing herein contained shall be construed to protect the Investment Manager against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reckless disregard of its obligations or duties under this Agreement.

11.	This Agreement may not be amended, transferred, assigned,
sold or in any manner hypothecated or pledged nor may any new Agreement become effective without affirmative vote or written consent of the holders of a majority of the shares of the Fund.

BUFFALO BALANCED FUND, INC.

By	/s/Larry D. Armel
	Larry D. Armel
ATTEST:

/s/Martin A. Cramer
Martin A. Cramer

JONES & BABSON, INC.

By	/s/Larry D. Armel
	Larry D. Armel

ATTEST:

/s/Martin A. Cramer
Martin A. Cramer

EX99.23(d)(1)(ii)
                           MANAGEMENT AGREEMENT

                                 between

                           JONES & BABSON, INC.

                                   and

                         BUFFALO EQUITY FUND, INC.


	THIS AGREEMENT, made and entered into this 19th day of May, 1995, by and between BUFFALO EQUITY FUND, INC. (a Maryland corporation, hereinafter referred to as the "Fund") JONES &
BABSON, INC., a corporation organized under the laws of the State of Missouri (hereinafter referred to as the "Manager"), and which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

	WHEREAS the Fund was founded and incorporated by the Manager for the purpose of engaging in the business of investing and reinvesting its property and assets and to operate as an open-end, diversified, management investment company, as defined in the Investment Company Act of 1940, as amended ("Act"), under which it is registered with the Securities and Exchange
Commission, and

	WHEREAS the Manager was formed for and is engaged in the business of supplying investment advice and management service to the Fund, as an independent contractor, and

	WHEREAS the Fund Manager desires to enter into a contractual arrangement whereby the Manager provides investment advice and management service to the Fund for a fee,

	NOW THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, receipt of which is hereby acknowledged, it is mutually agreed and contracted by and between the parties hereto that:

	1.	The Fund hereby employs the Manager, for the period set
forth in Paragraph 5 hereof, and on the terms set forth herein, to render investment advice and management service to the Fund, subject to the supervision and direction of the Board of Directors of the Fund. The Manager hereby accepts such employment and agrees, during such period, to render the services and assume the obligations herein set forth, for the compensation herein provided. The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, except as provided in the Underwriting Agreement between the Manager and the Fund or unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any other way be deemed an agent of the Fund.


	The Manager shall furnish the Fund investment management and administrative services. Investment management shall include analysis, research and portfolio recommendations consistent with the Fund's objectives and policies. Administrative services shall include the services and compensation of such members of the Manager's organization as shall be duly elected officers and/or Directors of the Fund and such other personnel as shall be necessary to carry out its normal operations; fees of the independent Directors, the custodian, the independent public accountant and legal counsel (but not legal and audit fees and other costs in contemplation of or arising out of litigation or administrative actions to which the Fund, its officers or Directors are a party or incurred in anticipation of becoming a party); rent; the cost of a transfer and dividend disbursing agent or similar in-house services; bookkeeping; accounting; and all other clerical and administrative functions as may be reasonable and necessary to maintain the Fund's records and for it to operate as an open-end management investment company. Exclusive of the management fee, the Fund shall bear the cost of any interest, taxes, dues, fees and other charges of governments and their agencies, including the cost of qualifying the Fund's shares for sale in any jurisdiction, brokerage commissions or any other expenses incurred by it which are not assumed herein by the Manager.

	All property, equipment and information used by the Manager in the management and administration of the Fund shall belong to the Manager. Should the management and administrative relationship between the Fund and the Manager terminate, the Fund shall be entitled to, and the Manager shall provide the Fund, a copy of all information and records in the Manager's file necessary for the Fund to continue its functions, which shall include computer systems and programs in use as of the date of such termination; but nothing herein shall prohibit thereafter the use of such information, systems or programs by the Manager, so long as such does not unfairly interfere with the continued operation of the Fund.

	2.	As compensation for the services to be rendered to the
Fund by the Manager under the provisions of this Agreement, the Fund agrees to pay semimonthly to the Manager an annual fee based on the average total net assets of the Fund computed daily in accordance with its Certificate of Incorporation and By-Laws as follows:

a.	one percent (1%) of the average total net assets of
the Fund.

b.	Should the Fund's normal operating expenses
exclusive of taxes, interest, brokerage commission and extraordinary costs exceed limits established by any law, rule or regulation of any jurisdiction in which the Fund's shares are registered for sale, the Manager shall reimburse the Fund in the amount of the excess.


	3.	It is understood and agreed that the services to be
rendered by the Manager to the Fund under the provisions of the Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

	4.	It is understood and agreed that the Directors,
officers, agents, employees and shareholders of the Fund may be interested in the Manager as owners, employees, agents or otherwise, and that owners, employees and agents of the Manager may be interested in the Fund as shareholders or otherwise. It is understood and agreed that shareholders, officers, Directors and other personnel of the Manager are and may continue to be officers and Directors of the Fund, but that they receive no remuneration from the Fund solely for acting in those capacities.

5.	This Agreement shall become effective pursuant to its
approval by the Fund's Board of Directors and by the vote of a majority of the outstanding shares of the Fund as prescribed by the Act. It shall remain in force through the 31st day of October, 1996, and thereafter may be renewed for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding shares of the Fund as prescribed by the Act, and only if the terms and the renewal of this Agreement have been approved by a vote of a majority of the Directors of the Fund including a majority of the Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of outstanding shares of the Fund as prescribed by the Act and by vote of a majority of the Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Directors of the Fund to request and evaluate, and the duty of the Manager to furnish, such information as may reasonably be necessary to evaluate the terms of this Agreement and any amendment thereto. This Agreement may be terminated at any time, without the payment of any penalty, by the Directors of the Fund, or by the vote of a majority of the outstanding voting shares of the Fund as prescribed by the Act on not more than sixty days written notice to the Manager, and it may be terminated by the Manager upon not less than sixty days written notice to the Fund. It shall terminate automatically in the event of its assignment by either party unless the parties hereby, by agreement, obtain an exemption from the Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph. Any notice, request or instruction provided for herein, or for the giving of which, the occasion may arise hereunder, shall be deemed duly given, if in writing and mailed by registered mail, postage prepaid, addressed to the regular executive office of the Fund or the Manager, as the case may be. As used in this Agreement, the terms
"assignment", "a majority of the outstanding voting shares" and "interested persons" shall have the same meaning as similar terms contained in the Act.

	6.	It is specifically provided in this Agreement that the
Manager is to secure the services of KORNIZTER CAPTIAL
MANAGEMENT, INC. of Shawnee Mission, Kansas (at the sole expense of the Manager), as its Investment Counsel to furnish advice and recommendations with respect to the purchase and sale of securities and the making of portfolio commitments; to place at the disposal of the Manager such statistical information as may reasonably be required and in general to superintend the investments of the Fund, subject to the control and approval of the Board of Directors of the Manager and the Board of Directors of the Fund.

	7.	As a condition of this agreement, the Manager will
provide in its investment counsel agreement with KORNITZER
CAPTIAL MANAGEMENT, INC. for the right of the Fund to use the name "Buffalo" as part of its name, so long as KORNITZER
CAPTIAL MANAGEMENT, INC., or any successor in interest, continues as an investment counsel to the Manager. However, nothing herein shall prohibit the right of Mr. Kornitzer, or KORNIZER CAPITAL MANAGEMENT, INC. from granting to another investment company with KORNITZER CAPITAL MANAGEMENT, INC. as its investment counsel, and which has investment objectives and policies different from those of the Fund, to use in its name the name "Buffalo". Should the Fund terminate KORNITZER CAPITAL MANAGEMENT, INC. or its successor as its investment counsel, either JONES & BABSON, INC. or KORNITZER CAPITAL MANAGEMENT, INC. or their respective successors in interest, may elect to notify the Fund in writing that permission to use the name "Buffalo" has been withdrawn, whereupon the Fund, its officers, directors and shareholders, expressly agree to take all necessary corporate action and to proceed expeditiously to change the name of the Fund and not use any other name or take any other action which would indicate the Fund's continued association with KORNITZER CAPITAL MANAGEMENT, INC. or Mr. Kornitzer. If the use of the name "Buffalo" is so withdrawn as aforesaid, the Fund, its officers, directors and shareholders, understand and agree that there shall be no limitation with respect to the future use of the name "Buffalo" by KORNITZER CAPITAL MANAGEMENT, INC. or its successor in interest, or with the permission of KORNITZER CAPITAL MANAGEMENT, INC., or its successor, by JONES & BABSON, INC. or its successor.

	8.	The agreement between JONES & BABSON, INC. and
KORNITZER CAPITAL MANAGEMENT, INC. also shall provide that, although it is not anticipated, there may occur some unforeseen reason which would prohibit KORNITZER CAPITAL MANAGEMENT, INC., as a matter of reasonable business necessity, continuing as an investment counsel to JONES & BABSON, INC. Should such circumstances occur, KORNITZER CAPITAL MANAGEMENT, INC., or its successor may elect to terminate its services, even though the


Fund would want to continue to use the name "Buffalo" and continue JONES & BABSON, INC., or its successor, as manager.

	Upon receipt of such written notice, the Fund, its officers, directors and shareholders, agree to take all necessary cooperate action and proceed expeditiously to change the name of the Fund not later than one year after the effective date of the termination notice, and not use any other name or take any other action which would indicate the Fund's continued association with KORNITZER CAPITAL MANAGEMENT, INC., Mr. Kornitzer or JONES &
BABSON, INC.

	9.	It is further agreed that the provisions of Paragraphs
7 and 8 shall inure to the benefit of KORNIZTER CAPITAL
MANAGEMENT, INC. and may be imposed by it or any successor in interest as if it or such successor in interest were parties to this Agreement.

	10.	The Manager shall not be liable for any error in
judgment or mistake at law for any loss suffered by the Fund in connection with any matters to which this Agreement relates, except that nothing herein contained shall be construed to protect the Investment Manager against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reckless disregard of its obligations or duties under this Agreement.

	11.	This Agreement may not be amended, transferred,
assigned, sold or in any manner hypothecated or pledged nor may any new Agreement become effective without affirmative vote or written consent of the holders of a majority of the shares of the Fund.

BUFFALO EQUITY FUND, INC.

By	/s/Larry D. Armel
	Larry D. Armel
ATTEST:

/s/Martin A. Cramer
Martin A. Cramer

JONES & BABSON, INC.

By	/s/Larry D. Armel
	Larry D. Armel

ATTEST:

/s/Martin A. Cramer
Martin A. Cramer

EX99.23(d)(1)(iii)
                           MANAGEMENT AGREEMENT

                                 between

                           JONES & BABSON, INC.

                                   and

                       BUFFALO HIGH YIELD FUND, INC.


	THIS AGREEMENT, made and entered into this 19th day of May, 1995, by and between BUFFALO HIGH YIELD FUND, INC. (a Maryland corporation, hereinafter referred to as the "Fund") JONES &
BABSON, INC., a corporation organized under the laws of the State of Missouri (hereinafter referred to as the "Manager"), and which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

	WHEREAS the Fund was founded and incorporated by the Manager for the purpose of engaging in the business of investing and reinvesting its property and assets and to operate as an open-end, diversified, management investment company, as defined in the Investment Company Act of 1940, as amended ("Act"), under which it is registered with the Securities and Exchange
Commission, and

	WHEREAS the Manager was formed for and is engaged in the business of supplying investment advice and management service to the Fund, as an independent contractor, and

	WHEREAS the Fund Manager desires to enter into a contractual arrangement whereby the Manager provides investment advice and management service to the Fund for a fee,

	NOW THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, receipt of which is hereby acknowledged, it is mutually agreed and contracted by and between the parties hereto that:

	1.	The Fund hereby employs the Manager, for the period set
forth in Paragraph 5 hereof, and on the terms set forth herein, to render investment advice and management service to the Fund, subject to the supervision and direction of the Board of Directors of the Fund. The Manager hereby accepts such employment and agrees, during such period, to render the services and assume the obligations herein set forth, for the compensation herein provided. The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, except as provided in the Underwriting Agreement between the Manager and the Fund or unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any other way be deemed an agent of the Fund.


	The Manager shall furnish the Fund investment management and administrative services. Investment management shall include analysis, research and portfolio recommendations consistent with the Fund's objectives and policies. Administrative services shall include the services and compensation of such members of the Manager's organization as shall be duly elected officers and/or Directors of the Fund and such other personnel as shall be necessary to carry out its normal operations; fees of the independent Directors, the custodian, the independent public accountant and legal counsel (but not legal and audit fees and other costs in contemplation of or arising out of litigation or administrative actions to which the Fund, its officers or Directors are a party or incurred in anticipation of becoming a party); rent; the cost of a transfer and dividend disbursing agent or similar in-house services; bookkeeping; accounting; and all other clerical and administrative functions as may be reasonable and necessary to maintain the Fund's records and for it to operate as an open-end management investment company. Exclusive of the management fee, the Fund shall bear the cost of any interest, taxes, dues, fees and other charges of governments and their agencies, including the cost of qualifying the Fund's shares for sale in any jurisdiction, brokerage commissions or any other expenses incurred by it which are not assumed herein by the Manager.

	All property, equipment and information used by the Manager in the management and administration of the Fund shall belong to the Manager. Should the management and administrative relationship between the Fund and the Manager terminate, the Fund shall be entitled to, and the Manager shall provide the Fund, a copy of all information and records in the Manager's file necessary for the Fund to continue its functions, which shall include computer systems and programs in use as of the date of such termination; but nothing herein shall prohibit thereafter the use of such information, systems or programs by the Manager, so long as such does not unfairly interfere with the continued operation of the Fund.

	2.	As compensation for the services to be rendered to the
Fund by the Manager under the provisions of this Agreement, the Fund agrees to pay semimonthly to the Manager an annual fee based on the average total net assets of the Fund computed daily in accordance with its Certificate of Incorporation and By-Laws as follows:

a.	one percent (1%) of the average total net assets of
the Fund.

b.	Should the Fund's normal operating expenses
exclusive of taxes, interest, brokerage commission and extraordinary costs exceed limits established by any law, rule or regulation of any jurisdiction in which the Fund's shares are registered for sale, the Manager shall reimburse the Fund in the amount of the excess.


	3.	It is understood and agreed that the services to be
rendered by the Manager to the Fund under the provisions of the Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

	4.	It is understood and agreed that the Directors,
officers, agents, employees and shareholders of the Fund may be interested in the Manager as owners, employees, agents or otherwise, and that owners, employees and agents of the Manager may be interested in the Fund as shareholders or otherwise. It is understood and agreed that shareholders, officers, Directors and other personnel of the Manager are and may continue to be officers and Directors of the Fund, but that they receive no remuneration from the Fund solely for acting in those capacities.

5.	This Agreement shall become effective pursuant to its
approval by the Fund's Board of Directors and by the vote of a majority of the outstanding shares of the Fund as prescribed by the Act. It shall remain in force through the 31st day of October, 1996, and thereafter may be renewed for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding shares of the Fund as prescribed by the Act, and only if the terms and the renewal of this Agreement have been approved by a vote of a majority of the Directors of the Fund including a majority of the Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of outstanding shares of the Fund as prescribed by the Act and by vote of a majority of the Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Directors of the Fund to request and evaluate, and the duty of the Manager to furnish, such information as may reasonably be necessary to evaluate the terms of this Agreement and any amendment thereto. This Agreement may be terminated at any time, without the payment of any penalty, by the Directors of the Fund, or by the vote of a majority of the outstanding voting shares of the Fund as prescribed by the Act on not more than sixty days written notice to the Manager, and it may be terminated by the Manager upon not less than sixty days written notice to the Fund. It shall terminate automatically in the event of its assignment by either party unless the parties hereby, by agreement, obtain an exemption from the Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph. Any notice, request or instruction provided for herein, or for the giving of which, the occasion may arise hereunder, shall be deemed duly given, if in writing and mailed by registered mail, postage prepaid, addressed to the regular executive office of the Fund or the Manager, as the case may be. As used in this Agreement, the terms
"assignment", "a majority of the outstanding voting shares" and "interested persons" shall have the same meaning as similar terms contained in the Act.

	6.	It is specifically provided in this Agreement that the
Manager is to secure the services of KORNIZTER CAPTIAL
MANAGEMENT, INC. of Shawnee Mission, Kansas (at the sole expense of the Manager), as its Investment Counsel to furnish advice and recommendations with respect to the purchase and sale of securities and the making of portfolio commitments; to place at the disposal of the Manager such statistical information as may reasonably be required and in general to superintend the investments of the Fund, subject to the control and approval of the Board of Directors of the Manager and the Board of Directors of the Fund.

	7.	As a condition of this agreement, the Manager will
provide in its investment counsel agreement with KORNITZER
CAPTIAL MANAGEMENT, INC. for the right of the Fund to use the name "Buffalo" as part of its name, so long as KORNITZER
CAPTIAL MANAGEMENT, INC., or any successor in interest, continues as an investment counsel to the Manager. However, nothing herein shall prohibit the right of Mr. Kornitzer, or KORNIZER CAPITAL MANAGEMENT, INC. from granting to another investment company with KORNITZER CAPITAL MANAGEMENT, INC. as its investment counsel, and which has investment objectives and policies different from those of the Fund, to use in its name the name "Buffalo". Should the Fund terminate KORNITZER CAPITAL MANAGEMENT, INC. or its successor as its investment counsel, either JONES & BABSON, INC. or KORNITZER CAPITAL MANAGEMENT, INC. or their respective successors in interest, may elect to notify the Fund in writing that permission to use the name "Buffalo" has been withdrawn, whereupon the Fund, its officers, directors and shareholders, expressly agree to take all necessary corporate action and to proceed expeditiously to change the name of the Fund and not use any other name or take any other action which would indicate the Fund's continued association with KORNITZER CAPITAL MANAGEMENT, INC. or Mr. Kornitzer. If the use of the name "Buffalo" is so withdrawn as aforesaid, the Fund, its officers, directors and shareholders, understand and agree that there shall be no limitation with respect to the future use of the name "Buffalo" by KORNITZER CAPITAL MANAGEMENT, INC. or its successor in interest, or with the permission of KORNITZER CAPITAL MANAGEMENT, INC., or its successor, by JONES & BABSON, INC. or its successor.

	8.	The agreement between JONES & BABSON, INC. and
KORNITZER CAPITAL MANAGEMENT, INC. also shall provide that, although it is not anticipated, there may occur some unforeseen reason which would prohibit KORNITZER CAPITAL MANAGEMENT, INC., as a matter of reasonable business necessity, continuing as an investment counsel to JONES & BABSON, INC. Should such circumstances occur, KORNITZER CAPITAL MANAGEMENT, INC., or its successor may elect to terminate its services, even though the


Fund would want to continue to use the name "Buffalo" and continue JONES & BABSON, INC., or its successor, as manager.

	Upon receipt of such written notice, the Fund, its officers, directors and shareholders, agree to take all necessary cooperate action and proceed expeditiously to change the name of the Fund not later than one year after the effective date of the termination notice, and not use any other name or take any other action which would indicate the Fund's continued association with KORNITZER CAPITAL MANAGEMENT, INC., Mr. Kornitzer or JONES &
BABSON, INC.

	9.	It is further agreed that the provisions of Paragraphs
7 and 8 shall inure to the benefit of KORNIZTER CAPITAL
MANAGEMENT, INC. and may be imposed by it or any successor in interest as if it or such successor in interest were parties to this Agreement.

	10.	The Manager shall not be liable for any error in
judgment or mistake at law for any loss suffered by the Fund in connection with any matters to which this Agreement relates, except that nothing herein contained shall be construed to protect the Investment Manager against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reckless disregard of its obligations or duties under this Agreement.

	11.	This Agreement may not be amended, transferred,
assigned, sold or in any manner hypothecated or pledged nor may any new Agreement become effective without affirmative vote or written consent of the holders of a majority of the shares of the Fund.

BUFFALO HIGH YIELD FUND, INC.

By	/s/Larry D. Armel
	Larry D. Armel
ATTEST:

/s/Martin A. Cramer
Martin A. Cramer

JONES & BABSON, INC.

By	/s/Larry D. Armel
	Larry D. Armel

ATTEST:

/s/Martin A. Cramer
Martin A. Cramer

EX99.23(d)(1)(iv)
                           MANAGEMENT AGREEMENT

                                 between

                           JONES & BABSON, INC.

                                   and

                       BUFFALO USA GLOBAL FUND, INC.


	THIS AGREEMENT, made and entered into this 19th day of May, 1995, by and between BUFFALO USA GLOBAL FUND, INC. (a Maryland corporation, hereinafter referred to as the "Fund") JONES &
BABSON, INC., a corporation organized under the laws of the State of Missouri (hereinafter referred to as the "Manager"), and which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

	WHEREAS the Fund was founded and incorporated by the Manager for the purpose of engaging in the business of investing and reinvesting its property and assets and to operate as an open-end, diversified, management investment company, as defined in the Investment Company Act of 1940, as amended ("Act"), under which it is registered with the Securities and Exchange
Commission, and

	WHEREAS the Manager was formed for and is engaged in the business of supplying investment advice and management service to the Fund, as an independent contractor, and

	WHEREAS the Fund Manager desires to enter into a contractual arrangement whereby the Manager provides investment advice and management service to the Fund for a fee,

	NOW THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, receipt of which is hereby acknowledged, it is mutually agreed and contracted by and between the parties hereto that:

	1.	The Fund hereby employs the Manager, for the period set
forth in Paragraph 5 hereof, and on the terms set forth herein, to render investment advice and management service to the Fund, subject to the supervision and direction of the Board of Directors of the Fund. The Manager hereby accepts such employment and agrees, during such period, to render the services and assume the obligations herein set forth, for the compensation herein provided. The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, except as provided in the Underwriting Agreement between the Manager and the Fund or unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any other way be deemed an agent of the Fund.


	The Manager shall furnish the Fund investment management and administrative services. Investment management shall include analysis, research and portfolio recommendations consistent with the Fund's objectives and policies. Administrative services shall include the services and compensation of such members of the Manager's organization as shall be duly elected officers and/or Directors of the Fund and such other personnel as shall be necessary to carry out its normal operations; fees of the independent Directors, the custodian, the independent public accountant and legal counsel (but not legal and audit fees and other costs in contemplation of or arising out of litigation or administrative actions to which the Fund, its officers or Directors are a party or incurred in anticipation of becoming a party); rent; the cost of a transfer and dividend disbursing agent or similar in-house services; bookkeeping; accounting; and all other clerical and administrative functions as may be reasonable and necessary to maintain the Fund's records and for it to operate as an open-end management investment company. Exclusive of the management fee, the Fund shall bear the cost of any interest, taxes, dues, fees and other charges of governments and their agencies, including the cost of qualifying the Fund's shares for sale in any jurisdiction, brokerage commissions or any other expenses incurred by it which are not assumed herein by the Manager.

	All property, equipment and information used by the Manager in the management and administration of the Fund shall belong to the Manager. Should the management and administrative relationship between the Fund and the Manager terminate, the Fund shall be entitled to, and the Manager shall provide the Fund, a copy of all information and records in the Manager's file necessary for the Fund to continue its functions, which shall include computer systems and programs in use as of the date of such termination; but nothing herein shall prohibit thereafter the use of such information, systems or programs by the Manager, so long as such does not unfairly interfere with the continued operation of the Fund.

	2.	As compensation for the services to be rendered to the
Fund by the Manager under the provisions of this Agreement, the Fund agrees to pay semimonthly to the Manager an annual fee based on the average total net assets of the Fund computed daily in accordance with its Certificate of Incorporation and By-Laws as follows:

a.	one percent (1%) of the average total net assets of
the Fund.

b.	Should the Fund's normal operating expenses
exclusive of taxes, interest, brokerage commission and extraordinary costs exceed limits established by any law, rule or regulation of any jurisdiction in which the Fund's shares are registered for sale, the Manager shall reimburse the Fund in the amount of the excess.


	3.	It is understood and agreed that the services to be
rendered by the Manager to the Fund under the provisions of the Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

	4.	It is understood and agreed that the Directors,
officers, agents, employees and shareholders of the Fund may be interested in the Manager as owners, employees, agents or otherwise, and that owners, employees and agents of the Manager may be interested in the Fund as shareholders or otherwise. It is understood and agreed that shareholders, officers, Directors and other personnel of the Manager are and may continue to be officers and Directors of the Fund, but that they receive no remuneration from the Fund solely for acting in those capacities.

5.	This Agreement shall become effective pursuant to its
approval by the Fund's Board of Directors and by the vote of a majority of the outstanding shares of the Fund as prescribed by the Act. It shall remain in force through the 31st day of October, 1996, and thereafter may be renewed for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding shares of the Fund as prescribed by the Act, and only if the terms and the renewal of this Agreement have been approved by a vote of a majority of the Directors of the Fund including a majority of the Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of outstanding shares of the Fund as prescribed by the Act and by vote of a majority of the Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Directors of the Fund to request and evaluate, and the duty of the Manager to furnish, such information as may reasonably be necessary to evaluate the terms of this Agreement and any amendment thereto. This Agreement may be terminated at any time, without the payment of any penalty, by the Directors of the Fund, or by the vote of a majority of the outstanding voting shares of the Fund as prescribed by the Act on not more than sixty days written notice to the Manager, and it may be terminated by the Manager upon not less than sixty days written notice to the Fund. It shall terminate automatically in the event of its assignment by either party unless the parties hereby, by agreement, obtain an exemption from the Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph. Any notice, request or instruction provided for herein, or for the giving of which, the occasion may arise hereunder, shall be deemed duly given, if in writing and mailed by registered mail, postage prepaid, addressed to the regular executive office of the Fund or the Manager, as the case may be. As used in this Agreement, the terms
"assignment", "a majority of the outstanding voting shares" and "interested persons" shall have the same meaning as similar terms contained in the Act.

	6.	It is specifically provided in this Agreement that the
Manager is to secure the services of KORNIZTER CAPTIAL
MANAGEMENT, INC. of Shawnee Mission, Kansas (at the sole expense of the Manager), as its Investment Counsel to furnish advice and recommendations with respect to the purchase and sale of securities and the making of portfolio commitments; to place at the disposal of the Manager such statistical information as may reasonably be required and in general to superintend the investments of the Fund, subject to the control and approval of the Board of Directors of the Manager and the Board of Directors of the Fund.

	7.	As a condition of this agreement, the Manager will
provide in its investment counsel agreement with KORNITZER
CAPTIAL MANAGEMENT, INC. for the right of the Fund to use the name "Buffalo" as part of its name, so long as KORNITZER
CAPTIAL MANAGEMENT, INC., or any successor in interest, continues as an investment counsel to the Manager. However, nothing herein shall prohibit the right of Mr. Kornitzer, or KORNIZER CAPITAL MANAGEMENT, INC. from granting to another investment company with KORNITZER CAPITAL MANAGEMENT, INC. as its investment counsel, and which has investment objectives and policies different from those of the Fund, to use in its name the name "Buffalo". Should the Fund terminate KORNITZER CAPITAL MANAGEMENT, INC. or its successor as its investment counsel, either JONES & BABSON, INC. or KORNITZER CAPITAL MANAGEMENT, INC. or their respective successors in interest, may elect to notify the Fund in writing that permission to use the name "Buffalo" has been withdrawn, whereupon the Fund, its officers, directors and shareholders, expressly agree to take all necessary corporate action and to proceed expeditiously to change the name of the Fund and not use any other name or take any other action which would indicate the Fund's continued association with KORNITZER CAPITAL MANAGEMENT, INC. or Mr. Kornitzer. If the use of the name "Buffalo" is so withdrawn as aforesaid, the Fund, its officers, directors and shareholders, understand and agree that there shall be no limitation with respect to the future use of the name "Buffalo" by KORNITZER CAPITAL MANAGEMENT, INC. or its successor in interest, or with the permission of KORNITZER CAPITAL MANAGEMENT, INC., or its successor, by JONES & BABSON, INC. or its successor.

	8.	The agreement between JONES & BABSON, INC. and
KORNITZER CAPITAL MANAGEMENT, INC. also shall provide that, although it is not anticipated, there may occur some unforeseen reason which would prohibit KORNITZER CAPITAL MANAGEMENT, INC., as a matter of reasonable business necessity, continuing as an investment counsel to JONES & BABSON, INC. Should such circumstances occur, KORNITZER CAPITAL MANAGEMENT, INC., or its successor may elect to terminate its services, even though the


Fund would want to continue to use the name "Buffalo" and continue JONES & BABSON, INC., or its successor, as manager.

	Upon receipt of such written notice, the Fund, its officers, directors and shareholders, agree to take all necessary cooperate action and proceed expeditiously to change the name of the Fund not later than one year after the effective date of the termination notice, and not use any other name or take any other action which would indicate the Fund's continued association with KORNITZER CAPITAL MANAGEMENT, INC., Mr. Kornitzer or JONES &
BABSON, INC.

	9.	It is further agreed that the provisions of Paragraphs
7 and 8 shall inure to the benefit of KORNIZTER CAPITAL
MANAGEMENT, INC. and may be imposed by it or any successor in interest as if it or such successor in interest were parties to this Agreement.

	10.	The Manager shall not be liable for any error in
judgment or mistake at law for any loss suffered by the Fund in connection with any matters to which this Agreement relates, except that nothing herein contained shall be construed to protect the Investment Manager against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reckless disregard of its obligations or duties under this Agreement.

	11.	This Agreement may not be amended, transferred,
assigned, sold or in any manner hypothecated or pledged nor may any new Agreement become effective without affirmative vote or written consent of the holders of a majority of the shares of the Fund.

BUFFALO USA GLOBAL FUND, INC.

By	/s/Larry D. Armel
	Larry D. Armel
ATTEST:

/s/Martin A. Cramer
Martin A. Cramer

JONES & BABSON, INC.

By	/s/Larry D. Armel
	Larry D. Armel

ATTEST:

/s/Martin A. Cramer
Martin A. Cramer

EX99.23(d)(1)(v)
                           MANAGEMENT AGREEMENT

                                 between

                           JONES & BABSON, INC.

                                   and

                        BUFFALO SMALL CAP FUND, INC.


	THIS AGREEMENT, made and entered into this 14th day of April, 1998, by and between BUFFALO SMALL CAP FUND, INC. (a Maryland corporation, hereinafter referred to as the "Fund") JONES & BABSON, INC., a corporation organized under the laws of the State of Missouri (hereinafter referred to as the "Manager"), and which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

	WHEREAS the Fund was founded and incorporated by the Manager for the purpose of engaging in the business of investing and reinvesting its property and assets and to operate as an open-end, diversified, management investment company, as defined in the Investment Company Act of 1940, as amended ("Act"), under which it is registered with the Securities and Exchange
Commission, and

	WHEREAS the Manager was formed for and is engaged in the business of supplying investment advice and management service to the Fund, as an independent contractor, and

	WHEREAS the Fund Manager desires to enter into a contractual arrangement whereby the Manager provides investment advice and management service to the Fund for a fee,

	NOW THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, receipt of which is hereby acknowledged, it is mutually agreed and contracted by and between the parties hereto that:

	1.	The Fund hereby employs the Manager, for the period set
forth in Paragraph 5 hereof, and on the terms set forth herein, to render investment advice and management service to the Fund, subject to the supervision and direction of the Board of Directors of the Fund. The Manager hereby accepts such employment and agrees, during such period, to render the services and assume the obligations herein set forth, for the compensation herein provided. The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, except as provided in the Underwriting Agreement between the Manager and the Fund or unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any other way be deemed an agent of the Fund.


	The Manager shall furnish the Fund investment management and administrative services. Investment management shall include analysis, research and portfolio recommendations consistent with the Fund's objectives and policies. Administrative services shall include the services and compensation of such members of the Manager's organization as shall be duly elected officers and/or Directors of the Fund and such other personnel as shall be necessary to carry out its normal operations; fees of the independent Directors, the custodian, the independent public accountant and legal counsel (but not legal and audit fees and other costs in contemplation of or arising out of litigation or administrative actions to which the Fund, its officers or Directors are a party or incurred in anticipation of becoming a party); rent; the cost of a transfer and dividend disbursing agent or similar in-house services; bookkeeping; accounting; and all other clerical and administrative functions as may be reasonable and necessary to maintain the Fund's records and for it to operate as an open-end management investment company. Exclusive of the management fee, the Fund shall bear the cost of any interest, taxes, dues, fees and other charges of governments and their agencies, including the cost of qualifying the Fund's shares for sale in any jurisdiction, brokerage commissions or any other expenses incurred by it which are not assumed herein by the Manager.

	All property, equipment and information used by the Manager in the management and administration of the Fund shall belong to the Manager. Should the management and administrative relationship between the Fund and the Manager terminate, the Fund shall be entitled to, and the Manager shall provide the Fund, a copy of all information and records in the Manager's file necessary for the Fund to continue its functions, which shall include computer systems and programs in use as of the date of such termination; but nothing herein shall prohibit thereafter the use of such information, systems or programs by the Manager, so long as such does not unfairly interfere with the continued operation of the Fund.

	2.	As compensation for the services to be rendered to the
Fund by the Manager under the provisions of this Agreement, the Fund agrees to pay semimonthly to the Manager an annual fee based on the average total net assets of the Fund computed daily in accordance with its Certificate of Incorporation and By-Laws as follows:

a.	one percent (1%) of the average total net assets of
the Fund.

b.	Should the Fund's normal operating expenses
exclusive of taxes, interest, brokerage commission and extraordinary costs exceed limits established by any law, rule or regulation of any jurisdiction in which the Fund's shares are registered for sale, the Manager shall reimburse the Fund in the amount of the excess.


	3.	It is understood and agreed that the services to be
rendered by the Manager to the Fund under the provisions of the Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

	4.	It is understood and agreed that the Directors,
officers, agents, employees and shareholders of the Fund may be interested in the Manager as owners, employees, agents or otherwise, and that owners, employees and agents of the Manager may be interested in the Fund as shareholders or otherwise. It is understood and agreed that shareholders, officers, Directors and other personnel of the Manager are and may continue to be officers and Directors of the Fund, but that they receive no remuneration from the Fund solely for acting in those capacities.

5.	This Agreement shall become effective pursuant to its
approval by the Fund's Board of Directors and by the vote of a majority of the outstanding shares of the Fund as prescribed by the Act. It shall remain in force through the 31st day of October, 1998, and thereafter may be renewed for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding shares of the Fund as prescribed by the Act, and only if the terms and the renewal of this Agreement have been approved by a vote of a majority of the Directors of the Fund including a majority of the Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of outstanding shares of the Fund as prescribed by the Act and by vote of a majority of the Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Directors of the Fund to request and evaluate, and the duty of the Manager to furnish, such information as may reasonably be necessary to evaluate the terms of this Agreement and any amendment thereto. This Agreement may be terminated at any time, without the payment of any penalty, by the Directors of the Fund, or by the vote of a majority of the outstanding voting shares of the Fund as prescribed by the Act on not more than sixty days written notice to the Manager, and it may be terminated by the Manager upon not less than sixty days written notice to the Fund. It shall terminate automatically in the event of its assignment by either party unless the parties hereby, by agreement, obtain an exemption from the Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph. Any notice, request or instruction provided for herein, or for the giving of which, the occasion may arise hereunder, shall be deemed duly given, if in writing and mailed by registered mail, postage prepaid, addressed to the regular executive office of the Fund or the Manager, as the case may be. As used in this Agreement, the terms
"assignment", "a majority of the outstanding voting shares" and "interested persons" shall have the same meaning as similar terms contained in the Act.

	6.	It is specifically provided in this Agreement that the
Manager is to secure the services of KORNIZTER CAPTIAL
MANAGEMENT, INC. of Shawnee Mission, Kansas (at the sole expense of the Manager), as its Investment Counsel to furnish advice and recommendations with respect to the purchase and sale of securities and the making of portfolio commitments; to place at the disposal of the Manager such statistical information as may reasonably be required and in general to superintend the investments of the Fund, subject to the control and approval of the Board of Directors of the Manager and the Board of Directors of the Fund.

	7.	As a condition of this agreement, the Manager will
provide in its investment counsel agreement with KORNITZER
CAPTIAL MANAGEMENT, INC. for the right of the Fund to use the name "Buffalo" as part of its name, so long as KORNITZER
CAPTIAL MANAGEMENT, INC., or any successor in interest, continues as an investment counsel to the Manager. However, nothing herein shall prohibit the right of Mr. Kornitzer, or KORNIZER CAPITAL MANAGEMENT, INC. from granting to another investment company with KORNITZER CAPITAL MANAGEMENT, INC. as its investment counsel, and which has investment objectives and policies different from those of the Fund, to use in its name the name "Buffalo". Should the Fund terminate KORNITZER CAPITAL MANAGEMENT, INC. or its successor as its investment counsel, either JONES & BABSON, INC. or KORNITZER CAPITAL MANAGEMENT, INC. or their respective successors in interest, may elect to notify the Fund in writing that permission to use the name "Buffalo" has been withdrawn, whereupon the Fund, its officers, directors and shareholders, expressly agree to take all necessary corporate action and to proceed expeditiously to change the name of the Fund and not use any other name or take any other action which would indicate the Fund's continued association with KORNITZER CAPITAL MANAGEMENT, INC. or Mr. Kornitzer. If the use of the name "Buffalo" is so withdrawn as aforesaid, the Fund, its officers, directors and shareholders, understand and agree that there shall be no limitation with respect to the future use of the name "Buffalo" by KORNITZER CAPITAL MANAGEMENT, INC. or its successor in interest, or with the permission of KORNITZER CAPITAL MANAGEMENT, INC., or its successor, by JONES & BABSON, INC. or its successor.

	8.	The agreement between JONES & BABSON, INC. and
KORNITZER CAPITAL MANAGEMENT, INC. also shall provide that, although it is not anticipated, there may occur some unforeseen reason which would prohibit KORNITZER CAPITAL MANAGEMENT, INC., as a matter of reasonable business necessity, continuing as an investment counsel to JONES & BABSON, INC. Should such circumstances occur, KORNITZER CAPITAL MANAGEMENT, INC., or its successor may elect to terminate its services, even though the


Fund would want to continue to use the name "Buffalo" and continue JONES & BABSON, INC., or its successor, as manager.

	Upon receipt of such written notice, the Fund, its officers, directors and shareholders, agree to take all necessary cooperate action and proceed expeditiously to change the name of the Fund not later than one year after the effective date of the termination notice, and not use any other name or take any other action which would indicate the Fund's continued association with KORNITZER CAPITAL MANAGEMENT, INC., Mr. Kornitzer or JONES &
BABSON, INC.

	9.	It is further agreed that the provisions of Paragraphs
7 and 8 shall inure to the benefit of KORNIZTER CAPITAL
MANAGEMENT, INC. and may be imposed by it or any successor in interest as if it or such successor in interest were parties to this Agreement.

	10.	The Manager shall not be liable for any error in
judgment or mistake at law for any loss suffered by the Fund in connection with any matters to which this Agreement relates, except that nothing herein contained shall be construed to protect the Investment Manager against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reckless disregard of its obligations or duties under this Agreement.

	11.	This Agreement may not be amended, transferred,
assigned, sold or in any manner hypothecated or pledged nor may any new Agreement become effective without affirmative vote or written consent of the holders of a majority of the shares of the Fund.

BUFFALO SMALL CAP FUND, INC.

By	/s/Larry D. Armel
	Larry D. Armel
ATTEST:

/s/Martin A. Cramer
Martin A. Cramer

JONES & BABSON, INC.

By	/s/Larry D. Armel
	Larry D. Armel

ATTEST:

/s/Martin A. Cramer
Martin A. Cramer